CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM







We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 20, 2005, in this Registration Statement on Form SB-2 of iPoint U.S.A Corp. for the registration of 2,035,200 shares of its common stock.










                                          /s/Kost Forer, Gabbay and Kasierer
                                          ----------------------------------
                                          Kost Forer, Gabbay and Kasierer
                                          (A member of Ernst & Young Global)

Tel Aviv, Israel
June 30, 2005